SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 17, 2003

STORAGE COMPUTER CORPORATION

(Exact Name of Registrant as specified in its charter)

DELAWARE	1-13616	02-045093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Riverside Street, Nashua, NH	03062-1373
(Address of Principal Executive Offices)	(Zip Code)

(603) 880-3005

Registrant’s telephone number, including area code:

Not Applicable

(Registrant’s Name or Former Address, if Change Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1*    Press Release dated November 17, 2003.

* - Furnished herewith

Item 12.    Results of Operations and Financial Condition.

The Company issued a press release on November 14, 2003 announcing its results of operations for the third quarter of the year ended December 31, 2003, a copy of which is attached as Exhibit 99.1.

In accordance with General Instruction B.6. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 17, 2003	STORAGE COMPUTER CORPORATION

By: /s/ Peter N. Hood

Name: Peter N. Hood

Title: Chief Financial Officer